UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2006

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580

(Commission File Number)	(I.R.S. Employer Identification No.)

1684 West Hibiscus Blvd., Melbourne, Florida	32901

(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Signature

Item 5.02

(e)     On December 12, 2006, the Board of Directors of The Goldfield Corporation ( “Goldfield” or the “Company”) approved the action of the Compensation Committee of the Board of Directors with regard to the compensation of Stephen R. Wherry, Senior Vice President, Treasurer and Chief Financial Officer of Goldfield, a named executive officer of the Company. Mr. Wherry’s base salary was increased from $185,500 to $197,500, effective January 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

	By:	/s/ Stephen R. Wherry

	Name:	Stephen R. Wherry
	Title:	Senior Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer
Dated: December 18, 2006